EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055



Items 74A-75B

74A-$0
74C-$41,097
74F-$179,192,382
74I-$820,850
74J-$0
74L-$369,372
74N-$180,423,701
74O-$165,978
74P-$143,174
74R4-$366,045
74T-$179,748,504
75B-$166,810,908



Item 72DD

1. Total Income dividends for which record date passed during the period                                           $237,288
2. Dividends for a second class of open-end company shares                                                         $861,879
3. Dividends for a third class of open-end company shares                                                          $277,782
4. Dividends for a fourth class of open-end company shares                                                         $161,811

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.496
        2. Dividends from a second class of open-end company shares                                                 $1.600
        3. Dividends from a third class of open-end company shares                                                  $1.320
        4. Dividends from a fourth class of open-end company shares                                                 $1.588

Item 74

U)      1. Number of shares outstanding                                                                             155,805
        2. Number of shares outstanding for a second class of shares of open-end company shares                     584,852
        3. Number of shares outstanding for a third class of shares of open-end company shares                      177,002
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     107,975

V)      1. Net asset value per share (to the nearest cent)                                                          180.83
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                180.83
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 149.37
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                179.46




Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204
Class 6 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $571
2. Dividends for a second class of open-end company shares                                                          $2,175
3. Dividends for a third class of open-end company shares                                                           $1,768
4. Dividends for a fourth class of open-end company shares                                                          $741
5. Dividends for a fifth class of open-end company shares                                                           $648
6. Dividends for a sixth class of open-end company shares                                                           $2,737

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.013
        2. Dividends from a second class of open-end company shares                                                 $.015
        3. Dividends from a third class of open-end company shares                                                  $.014
        4. Dividends for a fourth class of open-end company shares                                                  $.018
        5. Dividends for a fifth class of open-end company shares                                                   $.013
	6. Dividends for a sixth class of open-end company shares                                                   $.037


Item 74

U)      1. Number of shares outstanding                                                                             40,948
        2. Number of shares outstanding for a second class of shares of open-end company shares                     156,981
        3. Number of shares outstanding for a third class of shares of open-end company shares                      123,053
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     41,406
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      37,459
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      76,533

V)      1. Net asset value per share (to the nearest cent)                                                          66.56
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                66.59
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 66.59
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                87.77
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 57.22
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 164.34


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $464
74C- $79,592
74E- $0
74F- $346,081,328
74I- $2,010,665
74J- $312,242
74L- $523,405
74N- $349,007,697
74O- $40,515
74P- $171,712
74R4-$1,416,964
74T- $347,378,506
75B- $323,718,093

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $875,786
2. Dividends for a second class of open-end company shares                                                         $796,843
3. Dividends for a third class of open-end company shares                                                          $641,745
4. Dividends for a fourth class of open-end company shares                                                         $365,274
5. Dividends for a fifth class of open-end company shares							   $87,210

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.382
        2. Dividends from a second class of open-end company shares                                                 $0.411
        3. Dividends from a third class of open-end company shares                                                  $0.412
        4. Dividends for a fourth class of open-end company shares                                                  $0.843
	5. Dividends for a fifth class of open-end company shares						    $0.396

Item 74

U)      1. Number of shares outstanding    									  2,312,980
        2. Number of shares outstanding for a second class of shares of open-end company shares                   2,002,181
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,612,846
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   438,631
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  192,192

V)      1. Net asset value per share (to the nearest cent)                                                  	  49.51
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  49.53
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  49.53
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  101.74
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  47.80

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $18,078
2. Dividends for a second class of open-end company shares                                                      $66,524
3. Dividends for a third class of open-end company shares                                                       $77,353
4. Dividends for a fourth class of open-end company shares                                                      $152,681
5. Dividends for a fifth class of open-end company shares					                $27,550

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.323
        2. Dividends from a second class of open-end company shares                                             $0.345
        3. Dividends from a third class of open-end company shares                                              $0.346
        4. Dividends for a fourth class of open-end company shares                                              $0.884
	5. Dividends for a fifth class of open-end company shares					        $0.357

Item 74

U)      1. Number of shares outstanding   									55,375
        2. Number of shares outstanding for a second class of shares of open-end company shares                 212,621
        3. Number of shares outstanding for a third class of shares of open-end company shares                  229,746
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 179,548
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			63,086

V)      1. Net asset value per share (to the nearest cent)                                                  	31.58
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	31.58
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	31.57
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	80.95
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		32.86

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $18,325
2. Dividends for a second class of open-end company shares                                                       $53,116
3. Dividends for a third class of open-end company shares                                                        $48,052
4. Dividends for a fourth class of open-end company shares                                                       $81,331
5. Dividends for a fifth class of open-end company shares							 $21,853

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.249
        2. Dividends from a second class of open-end company shares                                              $0.284
        3. Dividends from a third class of open-end company shares                                               $0.286
        4. Dividends for a fourth class of open-end company shares                                               $0.550
	5. Dividends for a fifth class of open-end company shares						 $0.260
Item 74

U)      1. Number of shares outstanding										 71,453
        2. Number of shares outstanding for a second class of shares of open-end company shares                  205,900
        3. Number of shares outstanding for a third class of shares of open-end company shares                   166,860
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  149,679
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  66,160

V)      1. Net asset value per share (to the nearest cent)                                                  	50.93
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	50.92
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	50.92
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	98.93
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		47.16

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $96
2. Dividends for a second class of open-end company shares                                                        $818
3. Dividends for a third class of open-end company shares                                                         $696
4. Dividends for a fourth class of open-end company shares                                                        $701
5. Dividends for a fifth class of open-end company shares							  $604
6. Dividends for a sixth class of open-end company shares                                                         $412

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.001
        2. Dividends from a second class of open-end company shares                                               $.004
        3. Dividends from a third class of open-end company shares                                                $.004
        4. Dividends for a fourth class of open-end company shares                                                $.009
        5. Dividends for a fifth class of open-end company shares                                                 $.004
	6. Dividends for a sixth class of open-end company shares						  $.013

Item 74

U)      1. Number of shares outstanding                                                                           92,432
        2. Number of shares outstanding for a second class of shares of open-end company shares                   246,321
        3. Number of shares outstanding for a third class of shares of open-end company shares                    172,777
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   79,267
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    110,734
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  34,372

V)      1. Net asset value per share (to the nearest cent)                                                        56.05
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              56.12
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               56.12
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              117.12
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               50.56
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  162.00


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $781
2. Dividends for a second class of open-end company shares                                                          $2,209
3. Dividends for a third class of open-end company shares                                                           $1,560
4. Dividends for a fourth class of open-end company shares                                                          $1,572
5. Dividends for a fifth class of open-end company shares                                                           $1,467
6. Dividends for a sixth class of open-end company shares                                                           $1,819


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.005
        2. Dividends from a second class of open-end company shares                                                 $.028
        3. Dividends from a third class of open-end company shares                                                  $.005
        4. Dividends for a fourth class of open-end company shares                                                  $.024
	5. Dividends for a fifth class of open-end company shares                                                   $.009
	6. Dividends for a sixth class of open-end company shares                                                   $.031

Item 74

U)      1. Number of shares outstanding                                                                           152,898
        2. Number of shares outstanding for a second class of shares of open-end company shares                    98,267
        3. Number of shares outstanding for a third class of shares of open-end company shares                    310,407
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    69,030
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    119,173
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                     59,355

V)      1. Net asset value per share (to the nearest cent)                                                        32.37
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)             146.96
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               32.46
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)             118.66
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               46.37
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)              160.12

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $395
2. Dividends for a second class of open-end company shares                                                        $1,188
3. Dividends for a third class of open-end company shares                                                         $444
4. Dividends for a fourth class of open-end company shares					                  $974

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.004
        2. Dividends from a second class of open-end company shares                                               $.011
        3. Dividends from a third class of open-end company shares                                                $.006
	4. Dividends from a fourth class of open-end company shares						  $.024

Item 74

U)      1. Number of shares outstanding                                                                           94,849
        2. Number of shares outstanding for a second class of shares of open-end company shares                   115,498
        3. Number of shares outstanding for a third class of shares of open-end company shares                    75,957
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  42,175

V)      1. Net asset value per share (to the nearest cent)                                                        25.26
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              45.31
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               25.33
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  105.45


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $239
2. Dividends for a second class of open-end company shares                                                        $593
3. Dividends for a third class of open-end company shares                                                         $570
4. Dividends for a fourth class of ope-end company shares							  $526

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.003
        2. Dividends from a second class of open-end company shares                                               $.005
        3. Dividends from a third class of open-end company shares                                                $.005
	4. Dividends from a fourth class of open-end company shares					          $.017

Item 74

U)      1. Number of shares outstanding                                                                           74,901
        2. Number of shares outstanding for a second class of shares of open-end company shares                   120,423
        3. Number of shares outstanding for a third class of shares of open-end company shares                    108,882
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  30,169

V)      1. Net asset value per share (to the nearest cent)                                                        35.79
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              44.78
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               35.86
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  127.34

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,190
2. Dividends for a second class of open-end company shares                                                        $16,100
3. Dividends for a third class of open-end company shares                                                         $7,036
4. Dividends for a fourth class of open-end company shares                                                        $43,597
5. Dividends for a fifth class of open-end company shares                                                         $6,135
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.286
        2. Dividends from a second class of open-end company shares                                               $0.389
        3. Dividends from a third class of open-end company shares                                                $1.607
        4. Dividends from a fourth class of open-end company shares                                               $0.769
        5. Dividends from a fifth class of open-end company shares                                                $0.335

Item 74

U)      1. Number of shares outstanding                                                                             11,090
        2. Number of shares outstanding for a second class of shares of open-end company shares                     47,072
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,408
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     56,943
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      12,903

V)      1. Net asset value per share (to the nearest cent)                                                           36.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 45.46
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    187.10
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     90.01
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     39.65


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $33
2. Dividends for a second class of open-end company shares                                                        $219
3. Dividends for a third class of open-end company shares                                                         $243

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.002
        2. Dividends from a second class of open-end company shares                                               $0.005
        3. Dividends from a third class of open-end company shares                                                $0.011


Item 74

U)      1. Number of shares outstanding                                                                             15,547
        2. Number of shares outstanding for a second class of shares of open-end company shares                     46,179
        3. Number of shares outstanding for a third class of shares of open-end company shares                      23,133


V)      1. Net asset value per share (to the nearest cent)                                                           37.85
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 41.47
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     96.33



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $78
2. Dividends for a second class of open-end company shares                                                          $471
3. Dividends for a third class of open-end company shares                                                           $553


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.004
        2. Dividends from a second class of open-end company shares                                                 $.010
        3. Dividends from a third class of open-end company shares                                                  $.019

Item 74

U)      1. Number of shares outstanding                                                                           18,838
        2. Number of shares outstanding for a second class of shares of open-end company shares                   53,474
        3. Number of shares outstanding for a third class of shares of open-end company shares                    34,105


V)      1. Net asset value per share (to the nearest cent)                                                        34.18
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              45.01
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               86.90



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